Note 2 - Revenue Recognition	12 Months Ended
Mar. 31, 2024
Notes to Financial Statements
Revenue from Contract with Customer [Text Block]

2. Revenue Recognition

The Company applies the provisions of Accounting Standards Codification (“ASC”) 606-10, "Revenue from Contracts with Customers", and recognizes revenue under the core principle to depict the transfer of products to customers in an amount reflecting the consideration the Company expects to receive. The Company conducts its business almost entirely in food packaging, which contributed approximately 98% of the Company's fiscal year 2024 net sales.

Nature of products — The Company’s product offerings include the following:

•	Canned and frozen vegetables which are sold under private label, and national and regional brands that the Company owns or licenses, as well as under contract packing agreements;
•	Fruit products comprised of jarred and packaged products;
•	Snack products comprised of packaged fruit chips;
•	Other non-food operations which are ancillary to the Company’s main product offerings, such as the sale of cans and ends, seed, and outside revenue from the Company’s aircraft operations.

Disaggregation of revenue — In the following table, segment revenue is disaggregated by product category groups (in thousands):

	Fiscal Year:
	2024	2023	2022
Canned vegetables	$1,204,823	$1,253,257	$1,135,983
Frozen vegetables	120,795	121,211	123,895
Fruit products	87,435	91,495	84,708
Snack products	13,400	12,661	12,332
Other	32,150	30,728	28,362
Total	$1,458,603	$1,509,352	$1,385,280

When Performance Obligations Are Satisfied — A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account for revenue recognition.  A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.  The Company’s primary performance obligation is the production of food products and secondarily case and labeling services and storage services for certain bill and hold sales.

Revenue recognition is completed primarily at a point in time basis when product control is transferred to the customer.  In general, control transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms, as the customer can direct the use and obtain substantially all of the remaining benefits from the asset at this point in time.

Customer contracts generally do not include more than one performance obligation.  When a contract does contain more than one performance obligation, we allocate the contract’s transaction price to each performance obligation based on its relative standalone selling price. The standalone selling price for each distinct good is generally determined by directly observable data. The performance obligations in our contracts are generally satisfied within one year.

Significant Payment Terms — Our customer contracts identify the product, quantity, price, payment and final delivery terms.  Payment terms usually include early pay discounts.  We grant payment terms consistent with industry standards. Although some payment terms may be more extended, no terms beyond one year are granted at contract inception.  As a result, we apply the available practical expedient and do not adjust the promised amount of consideration for the effects of a significant financing component because the period between our transfer of a promised good or service to a customer and the customer’s payment for that good or service will be generally 30 days or less.

Shipping — All shipping and handling costs associated with outbound freight are accounted for as fulfillment costs and are included in the cost of products sold; this includes shipping and handling costs after control over a product has transferred to a customer.

Variable Consideration — In addition to fixed contract consideration, certain contracts include some form of variable consideration.  Trade promotions are an important component of the sales and marketing of the Company’s branded products and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of gross sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. The Company estimates variable consideration using the expected value method to determine the total consideration which the Company expects to be entitled. The Company updates its estimate of variable consideration each reporting period based on available information and the effect is recognized as an adjustment to sales. Accrued trade promotions were $10.0 million and $5.3 million as of March 31, 2024 and 2023, respectively, and are included in other accrued expenses on the Consolidated Balance Sheets.

Contract Balances — The contract asset balances are $0.4 million and $0.6 million as of March 31, 2024 and 2023, respectively, and are recorded as part of other current assets on the Consolidated Balance Sheets. The Company has contract liabilities in the form of deferred revenue representing payments received from certain of its co-pack customers in advance of completion of the Company's respective performance obligations. The majority of the balance is comprised of prepaid case and labeling and storage services which have been collected from bill and hold sales, as well as amounts invoiced in accordance with the terms of a co-pack agreement.

The deferred revenue activity during fiscal years 2024 and 2023 is shown in the following table (in thousands):

	Fiscal Year:
	2024	2023
Beginning balance	$9,956	$7,655
Deferral of revenue	19,200	19,857
Recognition of unearned revenue	(17,049)	(17,556)
Settlement of liability (1)	(3,922)	-
Ending balance	$8,185	$9,956

(1) Represents settlement of a portion of the deferred revenue liability in connection with the asset acquisition discussed in Note 17.

Contract Costs — We have identified certain incremental costs to obtain a contract, primarily sales commissions, that would require capitalization under the standard. The Company applies the available practical expedient to continue expensing these costs as incurred because the amortization period for the costs would have been one year or less. The Company does not incur significant fulfillment costs requiring capitalization.